ASSIGNMENT OF DEPOSIT(S)

For value received, the undersigned hereby grants a security interest in and right of set-off to, and assigns, transfers, and pledges to JPMORGAN CHASE BANK, N.A. (the "Bank"), its successors and assigns, as security for the Indebtedness (as defined below), all of the undersigned's right, title and interest in and to the following deposits in the name of the undersigned with the Bank, and any renewals thereof, additions thereto and substitutions therefor (the "Deposit(s)"):

Nature of Deposit (Time, Money Mkt or CD)	Location (NY, IBF- NY, etc.)	Collateral Account (Certificate) No.	Issue or Opening Date	(Current) Principal Amount
MMDA	NY	101,621,300	July 30, 2012	$70,408,959.60

together with all monies, proceeds or sums due or to become due thereon or therefrom and all certificates, receipts or other instruments evidencing such Deposits. The undersigned agrees to deliver promptly to the Bank the originals of all certificates, receipts or other instruments evidencing the Deposit(s).

This Assignment is given to the Bank as security for any and every obligation and liability, present or future, absolute or contingent, of the undersigned to the Bank, including, without limitation, any and every reimbursement obligation, commission and fee, joint and/or several, due or not due, contractual or tortuous, liquidated or unliquidated, arising out of or in connection with (i) the letters of credit described on Schedule A attached hereto and made a part hereof (each, as amended, extended or restated from time to time, a “Letter of Credit”; collectively, the “Letters of Credit”) issued or confirmed by the Bank; (ii) any refinancing (a “Refinancing”) of any reimbursement obligation of the undersigned to the Bank in respect of any payment made by the Bank (whether as issuing bank or as confirming bank) under any Letter of Credit; (iii) any obligations of any kind of an applicant under any applicable application and reimbursement agreement with respect to any Letter of Credit; and (iv) expenses of the Bank (including reasonable fees and expenses of its counsel) which the Bank may incur in the exercise or enforcement of its remedies hereunder (the obligations described in (i), (ii), (iii) and (iv) above, collectively, the “Indebtedness”). The rights, powers and remedies granted to the Bank herein shall be cumulative and in addition to any rights, powers and remedies to which the Bank may be entitled either by operation of law or pursuant to any other document or instrument in connection with any Indebtedness. It is understood and agreed that, notwithstanding anything to the contrary in any application and reimbursement agreement with respect to any Letter of Credit or in the Credit Agreement (as hereinafter defined) or any other Loan Document (as defined in the Credit Agreement), unless and until the Bank shall notify the undersigned to the contrary, none of the Letters of Credit (as defined herein) shall be deemed to be “Letters of Credit” under and as defined in that certain Amended and Restated Credit Agreement dated as of October 15, 2010 (as amended from time to time, the “Credit Agreement”) among the undersigned, the Lenders party thereto from time to time, the Documentation Agents and Syndication Agent party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, provided that the Bank shall not be permitted to deliver any such notice unless the undersigned shall have breached its obligations under this Assignment and such breach shall be continuing, and provided, further, the undersigned may elect at any time by written notice to the Bank as Administrative Agent and the Issuing Lender under the Credit Agreement to designate and deem any Letter of Credit hereunder to be a Letter of Credit issued under the Credit Agreement subject to the terms of the Credit Agreement, provided the undersigned shall deliver such written notice in advance of the effective date of such election as the Bank may reasonably request.

The undersigned agrees that so long as any Indebtedness or any Letter of Credit is issued and outstanding, it will maintain at all times an aggregate amount of Deposit(s) equal to at least one hundred and one and one half percent (101.5%) of the sum of (x) the maximum amount then available to be drawn by the beneficiary under each and every such Letter of Credit (regardless of whether such beneficiary is then entitled to draw such maximum amount), (y) the amount of each and every outstanding Refinancing and (z) all other Indebtedness outstanding. The undersigned will, at the Bank's option, either supplement the Deposit(s) or make any payment of the Indebtedness to the extent necessary to ensure compliance with this provision or the Bank may liquidate the Deposit(s) to the extent necessary to ensure compliance herewith.

The undersigned represents and warrants that: (i) the undersigned is the sole owner of the Deposit(s); (ii) the Deposit(s) is/are free of all liens, security interests, and encumbrances and the undersigned has not made any prior assignment or transfer of any kind of said Deposit(s), the proceeds thereof or interest(s) thereon or therein, except such as may have been created in favor of the Bank; (iii) the undersigned has not withdrawn, cancelled, been repaid or redeemed all or any part of said Deposit(s); (iv) there is no pending application for the withdrawal, cancellation, repayment or redemption of said Deposit(s); and (v) this Assignment does not violate, or require any consent, approval or other action by any governmental official or body or any other person or entity, under any law, regulation, decree or order or any agreement or arrangement binding upon the undersigned or the property of the undersigned; (vi) the undersigned has taken all corporate and legal action necessary to authorize the execution, delivery and performance of this Assignment and the assignment of the Deposit(s); (vii) this Assignment constitutes a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms and creates in favor of the Bank a perfected, first priority security interest in the Deposit(s) and all related monies, proceeds and interest; and (viii) the execution, delivery and performance of this Assignment and the assignment of the Deposit(s) are private and commercial acts.

The undersigned further agrees that it will pay the Bank upon demand any and all expenses (including reasonable fees and expenses of its counsel) which the Bank may incur in connection with the exercise or enforcement of any of the rights of the Bank hereunder.

The undersigned hereby unconditionally and irrevocably authorizes and instructs the Bank (anything to the contrary in any related letter of credit application or other agreement, instruction, or other document notwithstanding), on each date on which the Bank pays a draw on any Letter of Credit, without prior notice to or demand for payment upon the undersigned and even if any early withdrawal or other penalty is imposed as a result, to apply all or any portion of the funds then available in the account pledged hereunder to fund or reimburse the Bank for such draw and related fees and expenses. The Bank may act or decline to act upon the foregoing authorization and instruction at any time and from time to time in its sole discretion.

This Assignment has been given for value and is hereby declared to be irrevocable. Notwithstanding the foregoing, this Assignment shall terminate, as to each Letter of Credit, upon the earlier of (a) the last day of which such Letter of Credit secured hereby at any time has either (i) been terminated, or (ii) expired in accordance with its terms, provided that, in each case, all Indebtedness associated with such Letter of Credit has been repaid to the Bank, or (b) the date on which such Letter of Credit secured hereby at any time is deemed to have been issued under the Credit Agreement in accordance with the terms thereof.

So long as any Indebtedness or Letter of Credit is outstanding or the Bank has any commitment to provide financing to the undersigned, the undersigned hereby irrevocably authorizes and empowers the Bank at its option, at any time, and from time to time, for its own use and benefit, either in its own name or in the name of the undersigned: (i) to renew the Deposit(s) on such terms and for such period(s) as the Bank may deem appropriate; (ii) to demand, collect, and receive payment of any and all monies or proceeds or interest due or to become due under said Deposit(s) hereby assigned or any part thereof; (iii) to execute any and all instruments required for the withdrawal or repayment of same, or any part thereof; (iv) to complete in any respect any instrument for the withdrawal or repayment of funds; and (v) to in all respects deal with said Deposit(s) as the owner thereof, and the undersigned hereby irrevocably constitutes and appoints the Bank as its attorney-in-fact to do any and all of the aforesaid. The undersigned waives any presentation, demand of payment, protest and notice of non-payment or protest. Notwithstanding the foregoing, the Bank shall not under any circumstances be deemed to assume any responsibility for or obligation or duty with respect to the Deposit(s) or any proceeds thereof or interest thereon, and shall not be required to take any action of any kind to collect, preserve or protect its or the undersigned's rights in the Deposit(s). The undersigned releases the Bank from any claims, causes of action and demands at any time arising out of or with respect to this Assignment, the use or disposition of the Deposit(s) or any action taken or omitted to be taken by the Bank with respect thereto, provided that the undersigned shall have no obligation hereunder to the Bank from and with respect to any such claims, causes of action and demands to the extent they result from the gross negligence or willful misconduct of the Bank, and the undersigned hereby agrees to hold the Bank harmless from and with respect to any and all claims, causes of action and demands, provided that the undersigned shall have no obligation hereunder to the Bank from and with respect to any and all such claims, causes of action and demands to the extent they result from the gross negligence or willful misconduct of the Bank.

Upon any default in the payment or performance of any obligation in respect of any of the Indebtedness, the Bank may, without regard to any premium or penalty which may result from liquidation of any Deposit prior to maturity: (i) hold any and all moneys or proceeds representing the Deposit(s) in a cash collateral account or invest such moneys or proceeds as the Bank may deem appropriate on behalf of the undersigned; or (ii) irrespective of any early withdrawal or like penalties or charges, apply all or any portion of the Deposit(s), in its sole discretion, first, to all costs and expenses of the Bank in enforcing its rights and pursuing its remedies hereunder; second, to the payment of interest on the Indebtedness, and any fees or commissions to which the Bank may be entitled; third, to the payment of principal of or reimbursement obligation associated with the Indebtedness; and fourth, to the undersigned or whosoever may be entitled thereto.

The undersigned agrees that if the security assigned hereby includes now or hereafter an International Banking Facility Time Deposit (as defined in Regulation D of the Board of Governors of the Federal Reserve System), any extensions of credit made in reliance upon this Assignment and upon said security shall be used to support only non-U.S. activities of the undersigned or its foreign affiliates.

The obligation of the undersigned under this Assignment shall be absolute and unconditional irrespective of: (i) any lack of validity or enforceability of the Indebtedness or any agreement or instrument relating thereto; (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Indebtedness, or any other amendment or waiver of or any consent to departure from any agreement or instrument relating to the Indebtedness; (iii) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty, subordination or other credit support for all or any of the Indebtedness; (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the undersigned or a guarantor of the Indebtedness or a party agreeing to subordinate its claim to the Indebtedness; or (v) any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of the terms or the rights of the Bank with respect to the Indebtedness or any agreement or instrument relating to the Indebtedness.

This Assignment shall be governed by and construed in accordance with the laws of the State of New York. The undersigned hereby irrevocably consents in any action or proceeding arising out of or relating to this Assignment, the Deposit(s), any Letter of Credit or any Indebtedness to the non-exclusive jurisdiction of the state and federal courts sitting in the State of New York, and agrees that in the event of any dispute, suit may be brought against the undersigned in such courts or in any jurisdiction where the undersigned or any of its assets may be found and the undersigned hereby irrevocably submits to the jurisdiction of such courts. The undersigned irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to the undersigned at its address specified below. The undersigned irrevocably agrees that nothing herein shall affect the Bank’s right to effect service of process in any other manner permitted by law and that the Bank shall have the right to bring any action or proceeding (including a proceeding for enforcement of a judgement entered by any of the aforementioned courts) against the undersigned in any other court or jurisdiction in accordance with applicable law.

The undersigned hereby expressly waives any and every right to a trial by jury in any action or proceeding arising out of or relating to this Assignment, the Deposit(s), any Letter of Credit or any Indebtedness, or the enforcement of any of the same, and does further expressly waive (i) any and every right to interpose any counterclaim in any such action or proceeding; (ii) any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court; and (iii) any immunity (whether characterized as sovereign immunity or otherwise) from suit, from the jurisdiction of any court, from attachment prior to, or in aid of execution of, a judgment, or from execution of a judgment.

As used in this Assignment, the term "undersigned" shall be deemed to include all signatories hereto, if more than one, and notwithstanding that it is used in the singular, the obligations and representations of the undersigned herein shall be considered to be joint and several in the case of multiple parties hereto.

IN WITNESS WHEREOF, the undersigned has executed this Assignment this __ day of _______, 2014.

FIRST SOLAR, INC.

By:
Title:

FIRST SOLAR, INC.

By:
Title:

Address: _____________________
_____________________

SCHEDULE A
DESCRIPTION OF LETTERS OF CREDIT

JPM Reference Number	Currency	Liab Outstanding Amount	Expiry / Maturity Date	Beneficiary Name	Purpose Category	Final Expiry Date
L5LS-426963	USD	1,500,000	DEC 31, 2014	AEP TEXAS NORTH COMPANY	FINANCIAL	-
L5LS-425063	USD	1,185,221	MAY 10, 2014	CITY AND COUNTY OF SAN FRANCISCO	FINANCIAL	-
L5LS-426343	USD	5,000,000	JUN 30, 2014	CITY OF LOS ANGELES ACTING BY AND	FINANCIAL	JUN 30, 2015
L5LS-423963	USD	125,000	FEB 05, 2015	COUNTY OF IMPERIAL	FINANCIAL	-
L5LS-965427	USD	10,755,000	SEP 24, 2014	COUNTY OF RIVERSIDE	FINANCIAL	-
L5LS-423960	USD	5,000,000	DEC 12, 2014	COUNTY OF RIVERSIDE	PERFORMANCE	-
CPCS-852403	USD	300,000	DEC 31, 2014	EIH PROPERTIES COMPANY - XX, LLC	FINANCIAL	DEC 31, 2018
L5LS-425065	USD	3,233,334	MAY 17, 2014	EL PASO ELECTRIC COMPANY	FINANCIAL	-
L5LS-421991	USD	6,000,000	DEC 31, 2014	FIRSTENERGY SOLUTIONS CORP	FINANCIAL	-
L5LS-426962	USD	25,000	DEC 31, 2014	KERN RIVER GAS TRANSMISSION CO.	PERFORMANCE	-
L5LS-426249	USD	500,000	SEP 03, 2014	PACIFIC GAS AND ELECTRIC COMPANY	FINANCIAL	-
L5LS-426250	USD	4,653,000	SEP 03, 2014	PACIFIC GAS AND ELECTRIC COMPANY	FINANCIAL	-
L5LS-421921	USD	1,000,000	APR 02, 2014	PACIFIC GAS AND ELECTRIC COMPANY	FINANCIAL	-
L5LS-421992	USD	240,000	DEC 31, 2014	PACIFIC GAS AND ELECTRIC COMPANY	FINANCIAL	-
L5LS-422891	USD	180,000	AUG 20, 2014	PACIFIC GAS AND ELECTRIC COMPANY	FINANCIAL	-
L5LS-425068	USD	55,950	JUN 21, 2014	PACIFIC GAS AND ELECTRIC COMPANY	FINANCIAL	-
L5LS-425069	USD	133,500	JUN 21, 2014	PACIFIC GAS AND ELECTRIC COMPANY	FINANCIAL	-
L5LS-425587	USD	2,250,000	AUG 28, 2014	PACIFIC GAS AND ELECTRIC COMPANY	FINANCIAL	-
L5LS-425588	USD	3,000,000	AUG 28, 2014	PACIFIC GAS AND ELECTRIC COMPANY	FINANCIAL	-
L5LS-405055	USD	600,000	AUG 23, 2014	PACIFIC GAS AND ELECTRIC COMPANY	PERFORMANCE	-
L5LS-405058	USD	300,000	AUG 23, 2014	PACIFIC GAS AND ELECTRIC COMPANY	PERFORMANCE	-
L5LS-425584	USD	367,074	AUG 09, 2014	PACIFIC GAS AND ELECTRIC COMPANY	PERFORMANCE	-
L5LS-425586	USD	8,818,500	AUG 09, 2014	PACIFIC GAS AND ELECTRIC COMPANY	PERFORMANCE	-
L5LS-405837	USD	48,000	JAN 20, 2015	PUBLIC SERVICE COMPANY OF N.M.	FINANCIAL	JAN 20, 2022
L5LS-423967	USD	4,500,000	MAR 21, 2015	SAN DIEGO GAS & ELECTRIC COMPANY	FINANCIAL	-
L5LS-426253	USD	1,200,000	SEP 20, 2014	SAN DIEGO GAS AND ELECTRIC COMPANY	FINANCIAL	-
L5LS-426347	USD	1,000,000	OCT 21, 2014	SOUTHERN CALIFORNIA PUBLIC	FINANCIAL	-
L5LS-426344	USD	1,000,000	OCT 21, 2014	THE CITY OF PASADENA	FINANCIAL	-
L5LS-426348	USD	282,510	JUN 28, 2014	THE MOAPA BAND OF PAIUTE INDIANS	FINANCIAL	JUN 28, 2015
L5LS-426599	USD	200,000	OCT 25, 2014	THE MOAPA BAND OF PAIUTE INDIANS	FINANCIAL	OCT 25, 2063
CPCS-871692	USD	3,000,000	SEP 03, 2014	SOUTHERN CALIFORNIA EDISON	FINANCIAL	SEP 03, 2014
L5LS-427588	USD	36,997	APR 10, 2015	SOUTHERN CALIFORNIA EDISON COMPANY	FINANCIAL	-
L5LS-427629	USD	36,997	APR 10, 2015	SOUTHERN CALIFORNIA EDISON COMPANY	FINANCIAL	-
L5LS-426967	USD	987,000	FEB 26, 2015	PACIFIC GAS AND ELECTRIC COMPANY	FINANCIAL	-
L5LS-427632	USD	1,638,350	APR 17, 2015	SOUTHERN CALIFORNIA EDISON COMPANY	FINANCIAL	-
L5LS-425062	USD	217,000	MAY 09, 2014	TURLOCK IRRIGATION DISTRICT	FINANCIAL	-
	Total	69,368,433.10